UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement and Waiver

Partial Settlement of Registration Delay Payments under Registration Rights Agreement

On October 6, 2023, Esports Entertainment Group, Inc. (the “Company” “we” or “us”) entered into a settlement agreement (“October Settlement Agreement”) with the holder of the Company’s outstanding Series C Convertible Preferred Stock and Series D Convertible Preferred Stock (the “Holder”) to continue to issue common stock in partial settlement of Registration Rights Fees payable (“RRA Fees”) by the Company under the Registration Rights Agreement, dated May 22, 2023 (the “Registration Rights Agreement”), between the Company and the Holder, in connection with a delay in the filing of a registration statement for the purpose of registering the resale of the common stock issuable under the Holder’s Series D Convertible Preferred Stock and common warrants, despite the Company’s best efforts to avoid such delay. The Company is obligated to pay to the Holder a Registration Delay Payment of approximately $64,500 (subject to increase with respect to any additional RRA Fees that may accrue, from time to time, under the Registration Rights Agreement (and subject to decrease in accordance with the October Settlement Agreement as described below). The Company and the Holder had previously entered into a settlement agreement, dated August 15, 2023 (“August 2023 Settlement Agreement”), in partial settlement of the RRA Fees. On September 30, 2023, the August 2023 Settlement Agreement expired pursuant to its terms.

The terms of the October Settlement Agreement provide for the Company to issue an additional 10,000 shares at $0.05 per share (“Continued Settlement Price Per Share”) in partial settlement of RRA Fees. The Company further agreed to settle an additional $1,000 (or either (x) if less, the remaining Registration Delay Balance (as defined in the October Settlement Agreement) or (y) or such other amount as the parties shall mutually agree) on each seven (7) day anniversary of the October Settlement Agreement (or another date mutually agreed between the parties), until the earlier of (I) the date that the parties mutually terminate the October Settlement Agreement in writing, and (II) such time as the remaining balance of the RRA Fees are paid in full, as applicable, to satisfy up to the remaining balance of the RRA Fees at a price per share equal to the lower of (1) 90% of the lowest volume weighted average price (“VWAP”) per share of the common stock during the ten (10) consecutive trading day period ending and including the trading day immediately preceding the additional share settlement, and (2) the Continued Settlement Price Per Share. As part of the settlement, the Holder also agreed to continue to waive, in part, applicable antidilution provisions within the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock such that the issuances of any settlement shares in accordance with the October Settlement Agreement shall not result in a Conversion Price for the applicable Conversion Amount (as such terms are defined in the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock) subject to such conversion less than the lesser of (A) the Conversion Price then in effect (without giving effect to any adjustments to the Conversion Price arising solely as a result of the issuances of the settlement shares under the October Settlement Agreement) and (B) the greater of (x) the Conversion Price then in effect (after giving effect to all adjustments to the Conversion Price (including, without limitation, such adjustments arising as a result of the issuances of the settlement shares under the October Settlement Agreement)) and (y) 90% of the lowest VWAP of the common stock during the ten (10) consecutive trading day period ending and including such applicable conversion date under the terms of the Series C Convertible Preferred Stock or Series C Convertible Preferred Stock, as applicable.

The October Settlement Agreement further provides that, notwithstanding anything in the applicable Certificate of Designations for the Series C Convertible Preferred Stock or Certificate of Designations for the Series D Convertible Preferred Stock to the contrary, with respect to any given conversion of any Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, to the extent such Conversion Price, as so adjusted, is greater than 90% of the lowest VWAP of the common stock during the ten (10) consecutive trading day period ending and including the trading day of the applicable conversion notice, a Conversion Floor Price Condition (as defined in the Certificates of Designations governing the Series C Convertible Preferred Stock and Series D Convertible Preferred Stock) shall be deemed to have occurred with respect to such conversion of the Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, as applicable.

Partial Waiver of Subsequent Placement Optional Redemption of Preferred Shares

The Company also entered into a waiver agreement (“Waiver”) on October 6, 2023, with the Holder, as a condition to access any net proceeds from the future sale of shares of common stock under the Company’s previously announced “at the market” (or “ATM”) equity offering program pursuant to a prospectus supplement that was filed with the Securities and Exchange Commission on September 15, 2023. The Holder agreed to partially waive its rights to ATM proceeds under the terms of a Subsequent Placement Optional Redemption, as defined in each of the Series C Certificate of Designations and Series D Certificate of Designations, but only with respect to sales under the ATM equity offering program (“ATM Sales”) and not with respect to any other future Subsequent Placement (as defined in each of the Series C Certificate of Designations and Series D Certificate of Designations) and, further, only to the extent of a waiver that provides that 50% of the net proceeds from ATM Sales (after deducting the agent’s commissions pursuant to the “at the market” offering and other reasonable and customary offering expenses) be retained by the Company and the remaining 50% of the net proceeds from ATM Sales be used by the Company to redeem first, the outstanding shares of Series D Convertible Preferred Stock and second, the outstanding shares of Series C Convertible Preferred Stock (“Redemption Proceeds”), unless the Holder elects to change such allocations (or waive such redemption, in whole or in part, with respect to one or more ATM Sales) as evidenced by a written notice to the Company (“Subsequent Placement Limited Waiver”). Concurrent with the execution of the October Settlement Agreement, the Company executed an escrow agreement (“Escrow Agreement”) with an independent third-party escrow agent (“Escrow Agent”), pursuant to which Redemption Proceeds received from each closing of ATM Sales shall be promptly deposited into a non-interest bearing escrow account (“Escrow Account”) and disbursed to the Holder under the terms and conditions contained in the October Settlement Agreement and the Escrow Agreement.

Under the terms of the October Settlement Agreement and the Escrow Agreement, the proceeds from ATM Sales shall be released in full to the Holder from the Escrow Agent upon the written instruction of the Company or the Holder to the Escrow Agent at such time as either:

●	(i)(a) the Redemption Proceeds deposited into the Escrow Account equal or exceed $250,000 (the “Escrow Amount Condition”) and (b) the Company has publicly disclosed the number of shares of common stock sold through the placement agent under the Sales Agreement (“Placement Agent”), the aggregate net proceeds from such sales, the Redemption Proceeds from such aggregate net proceeds allocated to the Holder pursuant to the October Settlement Agreement, and the compensation paid by the Company to the Placement Agent with respect to the such sales, by any method compliant with Regulation FD (including by a Current Report on Form 8-K or a press release publicly disseminated via a national newswire) (the “ATM Disclosure”) with a copy to the Escrow Agent, which ATM Disclosure shall be publicly disclosed by the Company within five (5) Business Days from the date of the October Settlement Agreement and within each subsequent five (5) Business Day anniversary of the date of the October Settlement Agreement, provided, however, that the Company has consummated one or more sales under the Sales Agreement within such applicable five (5) Business Day period (the “Disclosure Condition”, and together with the Escrow Amount Condition, the “Redemption Proceeds Release Conditions”);

●	(ii) any time a Triggering Event (as defined in the October Settlement Agreement) or a material breach of the October Settlement Agreement shall occur or be continuing; or

●	(iii) in the event that the Sales Agreement expires or is terminated pursuant to its terms (provided any required ATM Disclosure shall be promptly made by the Company, if not already done so).

If at any time that the Escrow Amount Condition is not met, upon the written instruction of the Holder to the Escrow Agent, the Redemption Proceeds in the Escrow Account shall be returned to the Company. The Subsequent Placement Limited Waiver shall not apply at any time a Triggering Event (as defined in each of the Certificates of Designation governing the Series C Preferred Stock and Series D Preferred Stock) shall occur or be continuing.

The Escrow Agreement contains customary representations of the parties, fees payable to the Escrow Agent by the Company, and provisions requiring the Company to indemnify the Placement Agent and the Escrow Agent for certain losses that may arise under the Escrow Agreement, all as set forth in the Escrow Agreement. The Escrow Agreement shall terminate upon the earlier of (1) April 6, 2024, (2) the deposit of all escrow funds into a court in the events described in the Escrow Agreement, or (3) the Escrow Agent’s receipt of a written certification from each of the Company and Holder that the rights and obligations under Section 7(b) of the Company’s Certificates of Designations for the Series C Preferred Stock and Series D Preferred Stock regarding a Subsequent Placement Optional Redemption are no longer in force and effect.

The foregoing is only a summary of the material terms of the October Settlement Agreement and Escrow Agreement and other related transaction documents and does not purport to be a complete description of the rights and obligations of the parties thereunder.

The summary of the October Settlement Agreement and Escrow Agreement is qualified in its entirety by reference to the forms of such agreements, which are filed as exhibits to this Current Report and incorporated herein by reference.

The agreements contain representations and warranties by us, which were made only for purposes of that agreements and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the amount of equity settlements that we will effect, the settlement price, and for what period of time such settlements will continue to occur, if at all, and the amount and allocation of net proceeds from ATM Sales that we will receive pursuant to the October Settlement Agreement and Sales Agreement. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our obligations under our outstanding preferred stock, our ability to continue as a going concern, and our ability to maintain compliance with Nasdaq Listing Rules. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Partial Settlement of Registration Delay Payments under Registration Rights Agreement; Subsequent Placement Optional Redemption Waiver dated October 6, 2023 by and among Esports Entertainment Group, Inc. and Alto Opportunity Master Fund, SPC-Segregated Master Portfolio B
10.2	Escrow agreement, dated October 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Chief Financial Officer